UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 18, 2008
_______________________

SYSCO CORPORATION
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

 (a) On July 18, 2008, the Board of Directors (the “Board”) of SYSCO Corporation (“SYSCO” or the “Company”), upon recommendation of the Corporate Governance and Nominating Committee, amended the Company’s Amended and Restated Bylaws in several respects, including changes meant to more closely align the Bylaws with the Board’s current view of best practices and to clarify certain provisions so that the intended meaning is clear in light of recent developments in Delaware corporate law. The primary and substantive changes were as follows:

I.  Advance Notice Provisions for the Election of Directors and Stockholder Proposals, Article I, Sections 7, 8 and 9

•
In order to bring a business proposal or nominate a candidate for election as a director, a stockholder must now disclose, in addition to any ownership interests in common stock, interests in SYSCO derivatives, short positions, any agreements which might give the stockholder a right to vote additional shares, any rights to dividends, and any other relationships or holdings that might affect either the stockholder’s or the nominee’s economic interest or control of the Company.

•
Stockholders must now disclose any underlying motives that may give rise to a director nomination, such as any material monetary agreements, arrangements or understandings between a stockholder and his or her nominee.

•	Stockholders must now provide the required information with respect to not only themselves but also with respect to specified affiliates and must complete a questionnaire provided by the Company.

•
Language has been added to clarify that the advance notice provisions of the Bylaws are applicable regardless of whether the stockholder making the proposal intends to utilize Rule 14a-8, promulgated by the SEC pursuant to the Securities Exchange Act of 1934, to access SYSCO’s proxy statement.

II. Indemnification and Advancement of Expenses, Article VII

•
Language has been added expressly stating that the rights to indemnification and advancement of expenses are deemed to have fully vested at the time the indemnitee assumes his or her position with SYSCO.

•	Following the amendments, the Bylaws no longer require SYSCO to indemnify or advance expenses to employees and agents who are not also officers or directors.

The Board ordered the Bylaws as so amended to be restated. The foregoing summary of the Bylaw amendments is qualified in its entirety by reference to the text of the Company’s Bylaws, as amended and restated on July 18, 2008, a copy of which is attached hereto as Exhibit 3.5 and is incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit Number	Description

3.5	Bylaws of SYSCO Corporation, as amended and restated on July 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION
Date: July 22, 2008
By: /s/ Michael C. Nichols
Michael C. Nichols
Senior Vice President, General Counsel
and Corporate Secretary

EXHIBITS

3.5	Bylaws of SYSCO Corporation, as amended and restated on July 18, 2008